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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 5, 2002
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                         Tarragon Realty Investors, Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                     0-22999                    94-2432628
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(State or other jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)

               1775 Broadway, 23rd Floor, New York, New York 10019
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code 212-949-5000
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          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On August 5, 2002, Tarragon Realty Investors, Inc. ("Tarragon" or the "Company") formally dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors, and selected Grant Thornton LLP to serve as the Company's independent auditors for the year ending December 31, 2002. The decision to change auditors was recommended by the Audit Committee and approved by the Board of Directors of the Company.

     Arthur Andersen's report on Tarragon's financial statements for the past two fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor was any report qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended December 31, 2001 and 2000, and the subsequent period from January 1, 2002 through August 5, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's financial statements for such years; and there are no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     On August 5, 2002, the Company delivered to Arthur Andersen (at its Chicago, Illinois, headquarters and its former Dallas, Texas, office) a copy of the foregoing disclosures. The Company requested, but did not receive, a letter from Arthur Andersen stating their agreement with such statements (and doubts that the Company can obtain any such letter after reasonable efforts) as of the time of filing of its original Form 8-K on August 8, 2002. On August 8, 2002, counsel for the Company was informed by a representative of Arthur Andersen in its former Dallas, Texas, office that Arthur Andersen was not in a position to respond to the request of the Company. The Company is aware of Item 304(t) of Regulation S-K, which provides that if an issuer has not yet received that letter and cannot obtain it after reasonable efforts, compliance with Item 304(a)(3) as to such letter is not required. The Company believes it has sought to obtain a letter by reasonable efforts, cannot obtain such letter, and will rely on Item 304(t) of Regulation S-K.

     During the fiscal years ended December 31, 2001 and 2000, and through the date of the Company's decision, the Company did not consult with Grant Thornton LLP with respect to the application of accounting principles to a specified transaction either completed or proposed for the type of audit opinion that might be rendered on a Company's financial statements or any other matters or reportable events as set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: August 16, 2002            TARRAGON REALTY INVESTORS, INC.

                                       By: /s/  Erin D. Pickens
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                                           Erin D. Pickens, Executive Vice
                                           President and Chief Financial Officer